Strong Municipal Funds, Inc.
                                  (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


NAME                               TITLE                                  DATE
---------------------------  ------------------------------------------  -------

/s/ Elizabeth N. Cohernour
                             Vice President and Secretary                 August 1, 2000
---------------------------
Elizabeth N. Cohernour


/s/ Richard S. Strong        Chairman of the Board (Principal Executive   August 1, 2000
                             Officer) and a Director
---------------------------
Richard S. Strong


/s/ John W. Widmer           Treasurer (Principal Financial and           August 1, 2000
                             Accounting Officer)
---------------------------
John W. Widmer


/s/ Marvin E. Nevins
                             Director                                     August 1, 2000
---------------------------
Marvin E. Nevins


/s/ Willie D. Davis
                             Director                                     August 1, 2000
---------------------------
Willie D. Davis


/s/ William F. Vogt
                             Director                                     August 1, 2000
---------------------------
William F. Vogt


/s/ Stanley Kritzik
                             Director                                     August 1, 2000
---------------------------
Stanley Kritzik


/s/ Neal Malicky
                             Director                                     August 1, 2000
---------------------------
Neal Malicky


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